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Smith Barney Mutual Funds
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                          Massachusetts
                          Municipals Fund

                          Class A, B, L and Y Shares

                          March 30, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statements to the contrary is a crime.

Massachusetts Municipals Fund

                   Contents

Fund goal and strategies....................................................   2

Risks, performance and expenses.............................................   3

More on the fund's investments..............................................   6

Management..................................................................   7

Choosing a class of shares to buy...........................................   8

Comparing the fund's classes................................................   9

Sales charge................................................................  10

More about deferred sales charges...........................................  12

Buying shares...............................................................  13

Exchanging shares...........................................................  14

Redeeming shares............................................................  16

Other things to know about share transactions...............................  18

Dividends, distributions and taxes..........................................  20

Share price.................................................................  21

Financial highlights........................................................  22

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                                   Smith Barney Mutual Funds   1

 Fund goal and strategies

Investment objective
The fund seeks to provide Massachusetts investors with as high a level of divi-dend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital.

Key investments
The fund invests primarily in intermediate-term and long-term investment grade Massachusetts municipal securities. These include securities issued by the Com-monwealth of Massachusetts and certain other municipal issuers, political sub-divisions, agencies and public authorities that pay interest which is exempt from Massachusetts personal income taxes. Intermediate-term and long-term municipal securities have remaining maturities at the time of purchase from three to more than twenty years. The fund can invest up to 25% of its assets in below investment grade bonds. Investment grade bonds are those rated by a national ratings organization in any of the four highest long-term rating cate-gories, or if unrated, of comparable quality.

Selection process

The manager selects individual securities it believes are undervalued or will benefit from changes in market conditions. The manager spreads the fund's investments among various sectors, focusing more heavily on sectors it believes are relatively undervalued. In selecting individual securities, the manager:

 .Uses fundamental credit analysis to estimate the relative value and attrac-tiveness of various securities and sectors and to exploit opportunities in the municipal bond market
 .May trade between general obligation and revenue bonds, and among various rev-enue bond sectors, such as hospital, industrial development and housing, based on their apparent relative values

 .Considers the yields available for securities with different maturities and a security's maturity in light of the outlook for the issuer, its sector and for interest rates
 .Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

2  Massachusetts Municipals Fund

 Risks, performance and expenses

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 .Interest rates rise, causing the value of the fund's portfolio to decline

 .The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, which are considered specu-lative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid
 .Massachusetts municipal securities fall out of favor with investors .Unfavorable legislation affects the tax-exempt status of municipal bonds
 .The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund's income distributions may be, and distri-butions of the fund's gains generally will be, subject to federal and Massachu-setts state taxation. The fund may realize taxable gains on the sale of its securities or on transactions in derivative contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, dis-tributions of the fund's income and gains will be subject to taxation to investors in states other than Massachusetts.

The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more sus-ceptible to negative events affecting those issuers.

Who may want to invest

The fund may be an appropriate investment if you are a Massachusetts taxpayer:

 .In a high federal tax bracket, seeking income that is exempt from Massachu-
  setts and federal taxation
 .Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
 .Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state

                                                     Smith Barney Mutual Funds 3

Total return
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future.

                      Total Return for Class A Shares



                           [BAR GRAPH APPEARS HERE]

                       Calendar years ended December 31

   88     89      90       91      92      93      94      95     96      97
 -----   -----   ----    -----   -----   -----    ----   -----   -----   ----
 12.25   8.43    4.11    11.57   10.06   11.74   -9.03   20.78   5.00    7.85



The bar chart shows the performance of the fund's Class A shares for each of the past 10 years. Class B, L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

Quarterly returns:

Highest: 7.79% in 3rd quarter 1995; Lowest: (7.14)% in 3rd quarter 1994

Comparative performance

This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unman-aged index of municipal bonds and the Lipper Massachusetts Municipal Fund Aver-age (the "Lipper Funds Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998

Class                 1 year 5 years 10 years Since inception Inception date
 A                    1.69%  26.62%   100.8%      128.6%         12/21/87
 B                    0.96%   16.4%    n/a        47.79%         11/30/92
 L                    3.41%    n/a     n/a        44.04%         11/10/94
Lehman Index          6.48%  35.24%  120.25%      142.64            *
Lipper Funds Average  5.42%  29.68%  107.55%      130.48            *

* Index comparison begins on December 31, 1987.

4  Massachusetts Municipals Fund

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(paid directly from your investment)          Class A Class B Class L Class Y
Maximum sales charge on purchases
(as a % of offering price)                     4.00%    None   1.00%    None
Maximum deferred sales charge on redemptions
(as a % of the lower of net asset value at
purchase or redemption)                        None*   4.50%   1.00%    None

                         Annual fund operating expenses
(paid by the fund as a % of net assets)       Class A Class B Class L Class Y**
Management fee                                 0.50%   0.50%   0.50%   0.50%
Distribution and service (12b-1) fees          0.15%   0.65%   0.70%    None
Other expenses                                 0.11%   0.13%   0.11%   0.11%
                                               -----   -----   -----   -----
Total annual fund operating expenses           0.76%   1.28%   1.31%   0.61%

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%. **For Class Y shares, "Other Expenses" have been estimated based on expenses incurred by Class A shares because prior to November 30, 1998, no Class Y shares were sold.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge
 .The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $475   $633    $805    $1,305
Class B (redemption at end of period)   $580   $706    $802    $1,402
Class B (no redemption)                 $130   $406    $702    $1,402
Class L (redemption at end of period)   $332   $511    $811    $1,663
Class L (no redemption)                 $232   $511    $811    $1,663
Class Y (with or without redemption)    $ 62   $195    $340    $  762

                                                     Smith Barney Mutual Funds 5

 More on the fund's investments

Massachusetts municipal securities Massachusetts municipal securities include debt obligations issued by certain non-Massachusetts governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on Massachusetts municipal securities is exempt from federal income tax and Massachusetts per-sonal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Massachusetts municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities and securities indices, and options on futures, to hedge against adverse changes in the market value of its securities or interest rates.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the interest rate exposure. Therefore, using derivatives can dispro-portionately increase losses and reduce opportunities for gains when securities prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accu-rately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

6  Massachusetts Municipals Fund

 Management

Manager The fund's investment adviser and administrator is SSBC Fund Management Inc., an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Peter Coffey, an investment officer of SSBC and a managing director of Salomon Smith Barney, has assumed responsibility for the day-to-day management of the fund's portfolio on February 2, 1999. Mr. Coffey has over 30 years of securities business experience.

Management fees For its services, during the fund's last fiscal year the man-ager received an advisory fee equal to 0.30% of the fund's average daily net assets and an administration fee equal to 0.20% of the fund's average daily net assets up to $500 million and 0.18% of the fund's average daily net assets in excess of $500 million.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker-dealers sells fund shares to the public.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and serv-ice fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year 2000 issue, if sub-stantial, could adversely affect companies and governments that issue securi-ties held by the fund. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by other service providers that they are taking similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guarantee the efforts of the fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

                                                   Smith Barney Mutual Funds  7

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 .If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.

 .For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

 .Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term invest-ors.

You may buy shares from:
 .A Salomon Smith Barney Financial Consultant
 .An investment dealer in the selling group or a broker that clears through Sal-
  omon Smith Barney--a dealer representative
 .The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial           Additional
                                       Classes A, B, L   Class Y   All Classes
General                                    $1,000      $15 million     $50
Monthly Systematic Investment Plans          $25           n/a         $25
Quarterly Systematic Investment Plans        $50           n/a         $50
Uniform Gift to Minor Accounts              $250       $15 million     $50

8  Massachusetts Municipals Fund

 Comparing the fund's classes

Your Salomon Smith Barney Financial Consultant or dealer representative can help you decide which class meets your goals. They may receive different com-pensation depending upon which class you choose.

                           Class A     Class B     Class L     Class Y
Key features             .Initial    .No initial .Initial    .No initial
                          sales       sales       sales       or
                          charge      charge      charge is   deferred
                          .You may    .Deferred   lower than  sales
                          qualify     sales       Class A     charge
                          for reduc-  charge      .Deferred   .Must
                          tion or     declines    sales       invest at
                          waiver of   over time   charge for  least $15
                          initial     .Converts   only 1      million
                          sales       to Class A  year        .Lower
                          charge      after 8     .Does not   annual
                          .Lower      years       convert to  expenses
                          annual      .Higher     Class A     than the
                          expenses    annual      .Higher     other
                          than Class  expenses    annual      classes
                          B and       than Class  expenses
                          Class L     A           than Class
                                                  A
------------------------------------------------------------------------
Initial sales charge     Up to       None        1.00%       None
                         4.00%;
                         reduced or
                         waived for
                         large pur-
                         chases and
                         certain
                         investors.
                         No charge
                         for pur-
                         chases of
                         $500,000 or
                         more
------------------------------------------------------------------------
Deferred sales charge    1% on pur-  Up to 4.50% 1% if you   None
                         chases of   charged     redeem
                         $500,000 or when you    within 1
                         more if you redeem      year of
                         redeem      shares. The purchase
                         within 1    charge is
                         year of     reduced
                         purchase    over time
                                     and there
                                     is no
                                     deferred
                                     sales
                                     charge
                                     after 6
                                     years
------------------------------------------------------------------------
Annual distribution and  0.15% of    0.65% of    0.70% of    None
service fees             average     average     average
                         daily net   daily net   daily net
                         assets      assets      assets
------------------------------------------------------------------------
Exchange privilege*      Class A     Class B     Class L     Class Y
                         shares      shares      shares      shares
                         of most     of most     of most     of most
                         Smith       Smith       Smith       Smith
                         Barney      Barney      Barney      Barney
                         funds       funds       funds       funds
------------------------------------------------------------------------

*Ask your Salomon Smith Barney Financial Consultant or dealer representative or visit the web site for the Smith Barney funds available for exchange.

                                                    Smith Barney Mutual Funds  9

 Sales charge

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

                                 Sales Charge as a % of
                                 Offering  Net amount
Amount of purchase               price (%) invested (%)
Less than $25,000                  4.00        4.17
$25,000 but less than $50,000      3.50        3.63
$50,000 but less than $100,000     3.00        3.09
$100,000 but less than $250,000    2.50        2.56
$250,000 but less than $500,000    1.50        1.52
$500,000 or more                    -0-         -0-

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

 .Accumulation privilege - lets you combine the current value of Class A shares owned

 .by you, or

 .by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-tain trustees and fiduciaries may be entitled to combine accounts in deter-mining their sales charge.

 .Letter of intent - lets you purchase Class A shares of the fund and other
  Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

10  Massachusetts Municipals Fund

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 .Employees of members of the NASD

 .Clients of newly employed Salomon Smith Barney Financial Consultants, if cer-
  tain conditions are met
 .Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Salomon Smith Barney Financial Consultant or dealer representative is notified

If you want to learn more about the requirements for reductions or waivers of Class A initial sales charges, contact your Salomon Smith Barney Financial Con-sultant or dealer representative or consult the Statement of Additional Infor-mation ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase    1st  2nd 3rd 4th 5th 6th and over
Deferred sales charge  4.5%  4%  3%  2%  1%      0%

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                          Shares issued:     Shares issued:
At initial                              On reinvestment of Upon exchange from
purchase                                dividends and      another Smith
                                        distributions      Barney fund
Eight years after the date of purchase  In same proportion On the date the
                                        as the number of   shares originally
                                        Class B shares     acquired would
                                        converting is to   have converted
                                        total Class B      into Class A
                                        shares you own     shares

                                                   Smith Barney Mutual Funds  11

Class L shares
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other
Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 6-month period. To qualify, you must initially invest $5,000,000.

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 .Shares exchanged for shares of another Smith Barney fund
 .Shares representing reinvested distributions and dividends
 .Shares no longer subject to the deferred sales charge

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Salomon Smith Barney Financial Consultant or dealer representative.

Salomon Smith Barney receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Salomon Smith Barney Financial Consultant or dealer representative.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 .On payments made through certain systematic withdrawal plans
 .On certain distributions from a retirement plan

12  Massachusetts Municipals Fund

 .For involuntary redemptions of small account balances
 .For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

 Buying shares

     Through a   You should contact your Salomon Smith Barney Financial Con-
 Salomon Smith   sultant or dealer representative to open a brokerage account
        Barney   and make arrangements to buy shares.
     Financial
 Consultant or   If you do not provide the following information, your order
        dealer   will be rejected
representative
                 .Class of shares being bought
                 .Dollar amount or number of shares being bought

                 You should pay for your shares through your brokerage account no later than the third business day after you place your order. Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

   Through the
        fund's   Certain other investors who are clients of the selling group
      transfer   are eligible to buy shares directly from the fund.
         agent

                 .Write the transfer agent at the following address:

                      Smith Barney Massachusetts Municipals Fund
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128
                 .Enclose a check to pay for the shares. For initial pur-
                   chases, complete and send an account application.

                 .For more information, call the transfer agent at 1-800-451-
                   2010.

                                                   Smith Barney Mutual Funds  13

     Through a   You may authorize Salomon Smith Barney, your dealer represen-
    systematic   tative or the transfer agent to transfer funds automatically
    investment   from a regular bank account, cash held in a Salomon Smith
     plan        Barney brokerage account or Smith Barney money market fund to buy shares on a regular basis.

                 .Amounts transferred should be at least: $25 monthly or $50 quarterly
                 .If you do not have sufficient funds in your account on a
                   transfer date, Salomon Smith Barney, your dealer represen-tative or the transfer agent may charge you a fee

                 For more information, contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent or consult the SAI.

 Exchanging shares

  Smith Barney   You should contact your Salomon Smith Barney Financial Con-
      offers a   sultant or dealer representative to exchange into other Smith
   distinctive   Barney funds. Be sure to read the prospectus of the Smith
     family of   Barney fund you are exchanging into. An exchange is a taxable
         funds   transaction.
   tailored to
 help meet the
 varying needs   .You may exchange shares only for shares of the same class of
 of both large     another Smith Barney fund. Not all Smith Barney funds offer
     and small     all classes
     investors
                 .Not all Smith Barney funds may be offered in your state of residence. Contact your Salomon Smith Barney Financial
                   Consultant, dealer representative or the transfer agent.

                 .You must meet the minimum investment amount for each fund

                 .If you hold share certificates, the transfer agent must
                   receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                 .The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges


14  Massachusetts Municipals Fund

     Waiver of   Your shares will not be subject to an initial sales charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will continue to be mea-sured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you
                 will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------

  By telephone
                 If you do not have a brokerage account, you may be eligible to exchange shares through the transfer agent. You must com-plete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next deter-mined.

                 You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

       By mail If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the transfer agent at the address on the opposite page.

                                                   Smith Barney Mutual Funds 15

 Redeeming shares

     Generally   Contact your Salomon Smith Barney Financial Consultant or
                 dealer representative to redeem shares of the fund.

                 If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------

       By mail For accounts held directly at the fund, send written requests to the transfer agent at the following address:

                      Smith Barney Massachusetts Municipals Fund
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128

                 Your written request must provide the following:

                 .Your account number
                 .The class of shares and the dollar amount or number of
                   shares to be redeemed
                 .Signatures of each owner exactly as the account is regis-
                   tered

16  Massachusetts Municipals Fund

  By telephone
                 If you do not have a brokerage account, you may be eligible to redeem shares in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You may be charged a fee for wire transfers. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other documents.
--------------------------------------------------------------------------------

     Automatic   You can arrange for the automatic redemption of a portion of
          cash   your shares on a monthly or quarterly basis. To qualify you
    withdrawal   must own shares of the fund with a value of at least $10,000
         plans   and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates .All dividends and distributions must be reinvested

                 For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

                                                  Smith Barney Mutual Funds  17

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

 .Name of the fund
 .Account number
 .Class of shares being bought, exchanged or redeemed
 .Dollar amount or number of shares being bought, exchanged or redeemed

 .Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemp-tion request is genuine by recording calls, asking the caller to provide a per-sonal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 .Are redeeming over $10,000 of shares
 .Are sending signed share certificates or stock powers to the transfer agent .Instruct the transfer agent to mail the check to an address different from the one on your account
 .Changed your account registration
 .Want the check paid to someone other than the account owner(s)
 .Are transferring the redemption proceeds to an account with a different regis-tration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 .Suspend the offering of shares
 .Waive or change minimum and additional investment amounts
 .Reject any purchase or exchange order
 .Change, revoke or suspend the exchange privilege
 .Suspend telephone transactions

18  Massachusetts Municipals Fund

 .Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission

 .Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                  Smith Barney Mutual Funds  19

 Dividends, distributions and taxes

Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions and pays dividends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primar-ily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distribu-tions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

Transaction              Federal tax status           Massachusetts tax status
Redemption or exchange   Usually capital              Usually capital gain
of shares                gain or loss; long-term only or loss
                         if shares owned
                         more than one year

Long-term capital gain   Taxable gain                 Taxable gain
distributions

Short-term capital gain  Ordinary income              Ordinary income
distributions
Dividends                Exempt if from               Exempt if from
                         interest on tax-exempt       interest on Massachusetts
                         securities, otherwise        municipal securities,
                         ordinary income              otherwise ordinary
                                                      income

Any taxable dividends and capital gains are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of

20  Massachusetts Municipals Fund
shares during the previous year. If you do not provide the fund with your cor-rect taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

Generally, the fund's investments are valued by an independent pricing service. If market quotations or a valuation from the pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer repre-sentative before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

                                                  Smith Barney Mutual Funds  21

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information for the fiscal year ended November 30, 1994 has been audited by other auditors. No information is present for Class Y shares because no shares were outstanding during these fiscal years.

 For a Class A share of beneficial interest outstanding throughout each year ended November 30:

                                     1998     1997     1996     1995     1994
-------------------------------------------------------------------------------
 Net asset value, beginning of
 year                              $13.18   $12.99   $12.96   $11.35   $13.26
-------------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income(/1/)          0.65     0.66     0.68     0.69     0.70
 Net realized and unrealized
 gain (loss)                         0.34     0.32     0.02     1.61    (1.85)
-------------------------------------------------------------------------------
 Total income (loss) from
 operations                          0.99     0.98     0.70     2.30    (1.15)
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income              (0.64)   (0.67)   (0.67)   (0.69)   (0.70)
 In excess of net investment
 income                             (0.01)     --        --       --      --
 Net realized gains                 (0.20)   (0.12)      --       --    (0.06)
-------------------------------------------------------------------------------
 Total distributions                (0.85)   (0.79)   (0.67)   (0.69)   (0.76)
-------------------------------------------------------------------------------
 Net asset value, end of year      $13.32   $13.18   $12.99   $12.96   $11.35
-------------------------------------------------------------------------------
 Total return(/2/)                   7.66%    7.85%    5.65%   20.73%   (9.07)%
-------------------------------------------------------------------------------
 Net assets, end of year (000)'s  $37,451  $32,736  $30,109  $29,159  $27,634
-------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses(/1/)                       0.76%    0.80%    0.80%    0.83%    0.81%
 Net investment income               4.84     5.07     5.32     5.42     5.55
-------------------------------------------------------------------------------
 Portfolio turnover rate               51%      58%      23%      10%      37%
-------------------------------------------------------------------------------

(/1/) The adviser waived all or part of its fees for the four years ended
      November 30, 1997. If such fees had not been waived, the per share decrease in net investment income and the expense ratios would have been as follows:

           Per Share Decreases
            In Net Investment      Expense Ratios
                 Income          Without Fee Waivers
          1997  1996  1995  1994 1997  1996  1995  1994
--------------------------------------------------------
Class A  $0.01 $0.01 $0.03 $0.04 0.88% 0.91% 1.07% 1.09%
--------------------------------------------------------

(/2/) Total return does not reflect any applicable sales load or deferred sales charge.

22  Massachusetts Municipals Fund

 For a Class B share of beneficial interest outstanding throughout each year ended November 30:

                                     1998     1997     1996     1995     1994
-------------------------------------------------------------------------------
 Net asset value, beginning of
 year                              $13.17   $12.99   $12.96   $11.35   $13.26
-------------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income(/1/)          0.58     0.60     0.61     0.63     0.63
 Net realized and unrealized
 gain (loss)                         0.33     0.31     0.03     1.61    (1.84)
-------------------------------------------------------------------------------
 Total income (loss) from
 operations                          0.91     0.91     0.64     2.24    (1.21)
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income              (0.57)   (0.61)   (0.61)   (0.63)   (0.64)
 In excess of net investment
 income                             (0.01)      --       --       --       --
 Net realized gains                 (0.20)   (0.12)      --       --    (0.06)
-------------------------------------------------------------------------------
 Total distributions                (0.78)   (0.73)   (0.16)   (0.63)   (0.70)
-------------------------------------------------------------------------------
 Net asset value, end of year      $13.30   $13.17   $12.99   $12.96   $11.35
-------------------------------------------------------------------------------
 Total return(/2/)                   7.05%    7.25%    5.14%   20.15%   (9.50)%
-------------------------------------------------------------------------------
 Net assets, end of year (000)'s  $30,285  $27,589  $28,874  $28,726  $23,279
-------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses(/1/)                       1.28%    1.31%    1.31%    1.35%    1.32%
 Net investment income               4.32     4.57     4.81     4.94     5.04
-------------------------------------------------------------------------------
 Portfolio turnover rate               51%      58%      23%      10%      37%
-------------------------------------------------------------------------------

(/1/) The adviser has waived all or part of its fees for the four years ended
      November 30, 1997. If such fees had not been waived, the per share decrease in net investment income and the expense ratios would have been as follows:

           Per Share Decreases
            In Net Investment      Expense Ratios
                 Income          Without Fee Waivers
          1997  1996  1995  1994 1997  1996  1995  1994
--------------------------------------------------------
Class B  $0.01 $0.01 $0.04 $0.03 1.39% 1.42% 1.59% 1.60%
--------------------------------------------------------

(/2/) Total return does not reflect any applicable sales load or deferred sales charge.

                                                 Smith Barney Mutual Funds   23

 For a Class L share of beneficial interest outstanding throughout each year ended November 30:

                                    1998    1997    1996    1995  1994(/1/)
-------------------------------------------------------------------------------
 Net asset value, beginning of
 year                             $13.16  $12.98  $12.95  $11.35   $11.34
-------------------------------------------------------------------------------
 Income from operations:
 Net investment income(/2/)         0.58    0.59    0.60    0.63     0.05
 Net realized and unrealized
 gain                               0.34    0.31    0.03    1.60       --
-------------------------------------------------------------------------------
 Total income from operations       0.92    0.90    0.63    2.23     0.05
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income             (0.57)  (0.60)  (0.60)  (0.63)   (0.04)
 In excess of net investment
 income                            (0.01)     --      --      --       --
 Net realized gains                (0.20)  (0.12)     --      --       --
-------------------------------------------------------------------------------
 Total distributions               (0.78)  (0.72)  (0.60)  (0.63)   (0.04)
-------------------------------------------------------------------------------
 Net asset value, end of year     $13.30  $13.16  $12.98  $12.95   $11.35
-------------------------------------------------------------------------------
 Total return(/3/)                  7.11%   7.21%   5.09%  20.04%    0.40%(/4/)
-------------------------------------------------------------------------------
 Net assets, end of year (000)'s  $1,895    $428    $179    $146      $75
-------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses(/2/)                      1.31%   1.34%   1.34%   1.35%    1.36%(/5/)
 Net investment income              4.25    4.51    4.77    4.65     5.00(/5/)
-------------------------------------------------------------------------------
 Portfolio turnover rate              51%     58%     23%     10%      37%
-------------------------------------------------------------------------------

(/1/) For the period from November 10, 1994 (inception date) to November 30,
      1994.
(/2/) The investment adviser waived all or part of its fees for the three years ended November 30, 1997 and the period ended November 30, 1994. If such fees had not been waived, the per share decrease in net investment income and the ratios of expenses would have been as follows:

           Per Share Decreases
            In Net Investment            Expense Ratios
                 Income               Without Fee Waivers
          1997  1996  1995  1994       1997  1996  1995  1994
-------------------------------------------------------------------
Class L  $0.01 $0.01 $0.04 $0.00(/6/) 1.42% 1.44% 1.58% 1.63%(/5/)
-------------------------------------------------------------------

(/3/) Total return does not reflect any applicable sales load or deferred sales charge.
(/4/) Not annualized.
(/5/) Annualized.
(/6/) Amount represents less than $0.01 per share.

24  Massachusetts Municipals Fund

                                                              SalomonSmithBarney
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Massachusetts
Municipals Fund

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Ref-erence Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commis-sion's Internet web site at http:www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

SMSalomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file
no. 811-06290)

[FD0226 3/99]